EXHIBIT NO. 32.1
Form 10-QSB
Network Capital, Inc.
File No. 000-32155


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Network Capital, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce Cairney, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 15, 2004                                By: /s/ Bruce Cairney
      -------------                                   --------------------------
                                                                   Bruce Cairney
                                                             Chief Executive and
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Network Capital, Inc. and will be retained by Network Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.